MINUTES OF FORMATION MEETING OF BOARD OF DIRECTORS

EURO DOT, Inc.

First meeting of the Board of Directors of the above-named Corporation was held on the:

Date: March 16, 2021
Time: 11:00 AM
Place: 5830 East Second Street
Casper, WY 82609

Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr

Upon motion duly made, and approved by only shareholder, David Stybr, it was:

RESOLVED that the Corporation was authorized and charted in the State of Wyoming on March 16, 2021 with a capitalization of 10,000,000 shares, par value $0.01 per share.

RESOLVED that David Stybr shall be appointed as President and Secretary and elected as Director, effective upon the closing of this meeting of the Board of Directors. *Declaration attached and part of the record.*

RESOLVED the Bylaws of the Corporation have been ratified and approved under Wyoming Code, Title 17. *Declaration attached and part of the record.*

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr
President and Secretary

MINUTES OF FIRST MEETING OF BOARD OF DIRECTORS

EURO DOT, Inc.

First meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	March 18, 2021
Time:	7:30 AM
Place:	5830 East Second Street Casper, WY 82609
	Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

RESOLVED that David Stybr shall be appointed as President and Secretary and elected as Director, effective upon the closing of this meeting of the Board of Directors.

RESOLVED that Karel Cvejn shall be appointed as Senior Vice President effective upon the closing of this meeting of the Board of Directors.

RESOLVED that Justin Mathews shall be appointed as Vice President effective upon the closing of this meeting of the Board of Directors.

RESOLVED that Ales Kudrna shall be appointed as Assistant Vice President effective upon the closing of this meeting of the Board of Directors.

RESOLVED that Justin Mathews shall be appointed as Vice President effective upon the closing of this meeting of the Board of Directors.

RESOLVED that David Zich shall be appointed as Assistant Secretary effective upon the closing of this meeting of the Board of Directors.

RESOLVED that the Corporation approved and authorized the execution of the Securities Purchase Agreement, dated March 17, 2021, as stated in part: "Purchaser [Euro Dot, Inc.] agrees to pay $400,000, of which $125,000 shall be payable upon the execution of this agreement, and $250,000 fundable by the Company on an as-needed-basis or paid in full by December 31, 2021. The Company shall issue 2,222,223 shares of common stock, $0.01 par value per share [to David Stybr]."

Securities Purchase Agreement made part of these minutes.

RESOLVED that the Corporation approved and authorized Non-Qualified Stock Option of 500,000 shares of Euro Dot, Inc., $0.01 par value, common stock at $2.00 per share granted to David Stybr.

Notice of Option Granted is made a part of these minutes.

RESOLVED that the Corporation approved and authorized the execution of Vector Asset Purchase Agreement, dated March 17,2021, as stated, in part: "[Euro Dot, Inc issued 813,744 $0.01 par value common stock for assets and] [t]he purchase price is $146,474.00."

Vector Asset Purchase Agreement made part of these minutes.

RESOLVED that the Corporation approved and authorized the execution of Assignment and Contingency Agreement, dated March 18,2021, as stated, in part: "In return for the sum of $64,980.00 and the other considerations recited herein, Assignor shall assign to Assignee the Asset Purchase Agreement, dated January 25, 2021, by and among Euro-Toss Inc., a Pennsylvania corporation, Sambular Logistics a.s. ("Sambular") and Karel Cvejn ("Cvejn"). Such Asset Purchase Agreement shall be attached and made part of this Agreement. Assignment shall take place upon the receipt to Assignor of 361,000 common stock, $0.01 par value of Euro Dot, Inc. and for the Assignor to deliver 4,000,000 common stock, $0.01 par value of Euro-Toss, Inc., to Assignee. Assignee shall have all rights of Assignor has to the right to acquire Sambular s.r.o. of Praha 1, Mala Strana, Czech Republic, a holding company with wholly owned subsidiaries for consideration of (i) $7,000,000 of which $2,900,000 shall be payable on or about July 15, 2021 or 90 days from the effective date of a public offering to be filed with the United States Securities and Exchange

Commission, (ii) 410,000 shares of the Assignee's common stock, par value $0.01 per share. Such shares contain contingency redemption rights at $10 per share in the form of a Put Option, which allows Cvejn to obtain $4,100,000 at $10 per share in the public or private markets, or if not available shall cause Assignee to purchase such shares offered at $10 per share within certain conditions. Under the terms of future stock sales, Cvejn shall be entitled to sell or offer for sale 200,000 shares in calendar 2021 either with a registered public stock offering or private placement. Cvejn shall be entitled to a registered public stock offering; the Assignee shall be responsible for all expenses associated with the sale except to payment of personal taxes. The balance of Karel Cvejn's remaining stockholdings shall be governed by "Rule 144." Assignee shall receive from Cvejn, (i) A Two-Year Employment Agreement executed by Karel Cvejn to remain with the Business as a "Operating Officer" with a salary of $96,000 per annum, including accountable expenses of $1,000 per month.

Assignment and Contingency Agreement and the Asset Purchase Agreement dated January 25, 2021 are made part of these minutes.

RESOLVED that the Corporation authorized the name change of its wholly owned subsidiary EURO-TOSS, Inc. to VECTOR POWER WORKS, INC. and shall cancel 4,000,000 common stock under the Assignment and Contingency Agreement as stated herein, and issue 1,000,000 shares of its common stock, representing 100% of the issued and outstanding shares of former EURO TOSS, Inc. [1]

RESOLVED that the Corporation authorized and charted EURO DOT, Inc. (PA) to be the primary domestic merger and acquisition, funding unit.

RESOLVED that the Corporation as VECTOR POWER WORKS, INC. shall conduct research and development, designing and fabrication of all-electric and compressed natural gas (CNG) power plants for vehicles and trucks.

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr
President

[1] Vector Power Works, Inc. has authorized 10,000,000, $0.01 par value common stock, of which 1,000,000 are to be issued and outstanding to Euro Dot, Inc.

MINUTES OF SPECIAL MEETING OF BOARD OF DIRECTORS

EURO DOT CORPORATION

A special meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	March 22, 2021
Time:	9:30 AM
Place:	5930 East Second Street Casper, WY 82609
	Including telecommunications.

The following Director was present by teleconference, constituting a quorum:

David Stybr
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

RESOLVED that the Corporation approved and authorized the filing with the United States Internal Revenue Service ("IRS") for an EIN Number to conduct business transactions and received assigned number 86-2754103. *Note attached and made part of the minutes.*

RESOLVED that the Corporation approved and authorized Non-Qualified Stock Option of 10,000 shares of Euro Dot, Inc., $0.01 par value, common stock, $2.00 per share, granted to David Zich. *Notice of Stock Option Granted is made a part of these minutes.*

RESOLVED that the Corporation approved and authorized Non-Qualified Stock Option of 10,000 shares of Euro Dot, Inc., $0.01 par value, common stock, $2.00 per share, granted to Ales Kudrna. *Notice of Stock Option Granted is made a part of these minutes.*

RESOLVED that the Corporation approved and authorized Non-Qualified Stock Option of 30,000 shares of Euro Dot, Inc., $0.01 par value, common stock, $2.00 per share, granted to Justin Mathews. *Notice of Stock Option Granted is made a part of these minutes.*

MINUTES OF SPECIAL MEETING OF
BOARD OF DIRECTORS
March 22, 2021

RESOLVED that the Corporation approved and authorized the proposed filing of a Regulation A stock offering under of IV of the JOBS Act as an exemption from registration for public offerings under Tier 1[1]. In this instance, the Corporation sanctioned the preparation and filing a public offering of 1,000,000 shares of common stock, $0.01 par value, at $2.00 per shares with 1,000,000 shares of attached one-year warrants to purchase common stock at $10.00 per share.

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr, President

/s/ David Zich

David Zich, Assistant Secretary

[1] Tier 1, for offerings of up to $20 million in a 12-month period; and Tier 2, for offerings of up to $75 million in a 12-month period.

MINUTES OF SPECIAL MEETING OF
BOARD OF DIRECTORS

EURO DOT Inc.

A special meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	March 25, 2021
Time:	9:30 AM
Place:	5930 East Second Street Casper, WY 82609
	Including telecommunications.

The following Director was present by teleconference, constituting a quorum:

David Stybr
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

RESOLVED that the Corporation approved and authorized the Terms and Conditions of Employment Agreement and Employee Covenants of David Stybr, dated March 19,2021.
Documents made a part of these minutes.

RESOLVED that the Corporation approved and authorized the Terms and Conditions of Employment Agreement and Employee Covenants of Karel Cvejn, dated March 19,2021.
Documents made a part of these minutes.

RESOLVED that the Corporation approved and authorized the Terms and Conditions of Employment Agreement and Employee Covenants of Ales Kudrna , dated March 19,2021.
Documents made a part of these minutes.

RESOLVED that the Corporation approved and authorized the Terms and Conditions of Employment Agreement and Employee Covenants of Justin Mathews, dated March 19,2021.
Documents made a part of these minutes.

RESOLVED that the Corporation approved and authorized the Terms and Conditions of Employment Agreement and Employee Covenants of David Zich, dated March 19,2021. *Documents made a part of these minutes.*

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr, President

/s/ David Zich

David Zich, Assistant Secretary

MINUTES OF THE MEETING

OF

EURO DOT LOGISTICS a.s.

The decision-making meeting of the members of the above-named incorporation which was incorporated under the laws of the Czech Republic and which was assigned to the company ID 10684093. The above-mentioned decision-making meeting was held on 31th of March 2021, at 3 p.m. in Prague – Czech Republic. There were present at the meeting the following members:

Ing. David Štýbr, born 14th of May 1982 as the executive director of the incorporation

and

David Zich, born 30th of September 1994 as the secretary of the incorporation

---

This meeting was called in order **to officially guarantee that the company EURO DOT LOGISTICS a.s disposes on its bank accounts or mutually in cash of at least 125.000 USD.**

It was moved, seconded and unanimously carried that Mr. David Štýbr acts for the specific purposes of this meeting as a temporary chairperson and that Mr. David Zich acts as a temporary secretary.

The meeting then proceeded to **the election of the manager and secretary of the meeting**. Upon nominations duly made and seconded, the following were elected:

Manager of the meeting: Ing. David Štýbr Secretary: David Zich

The managing member of the above-mentioned incorporation thereupon assumed the chair, and the secretary of the above-mentioned incorporation assumed the duties as secretary of the meeting.

RESOLVED, that the company EURO DOT LOGISTICS a.s. disposes of the amount of 125.000 USD.

Ing. David Štýbr
Executive director

David Zich
Secretary

MINUTES OF THE MEETING

OF

EURO DOT LOGISTICS a.s.

The decision-making meeting of the members of the above-named incorporation which was incorporated under the laws of the Czech Republic and which was assigned to the company ID 10684093. The above-mentioned decision-making meeting was held on 31th of March 2021, at 3 p.m. in Prague – Czech Republic. There were present at the meeting the following members:

Ing. David Štýbr, born 14th of May 1982 as the director of the incorporation

and

David Zich, born 30th of September 1994

This meeting was called in order to officially appoint **Mr. David Štýbr as an executive director and Mr. David Zich as an official secretary of EURO DOT LOGISTICS a.s.**

It was moved, seconded and unanimously carried that Mr. David Štýbr acts for the specific purposes of this meeting as a temporary chairperson and that Mr. David Zich acts as a temporary secretary.

The meeting then proceeded to **the election of the manager and secretary of the meeting**. Upon nominations duly made and seconded, the following were elected:

Manager of the meeting: Ing. David Štýbr Secretary: David Zich

The managing member of the above-mentioned incorporation thereupon assumed the chair, and the secretary of the above-mentioned incorporation assumed the duties as secretary of the meeting.

RESOLVED, that Mr. David Štýbr is officially appointed as an executive director and Mr. David Zich as a secretary of the company EURO DOT LOGISTICS a.s.

Ing. David Štýbr
Executive director

David Zich
Secretary

MINUTES OF THE MEETING

OF

EURO DOT LOGISTICS a.s.

The decision-making meeting of the members of the above-named incorporation which was incorporated under the laws of the Czech Republic and which was assigned to the company ID 10684093. The above-mentioned decision-making meeting was held on 31th of March 2021, at 3 p.m. in Prague – Czech Republic. There were present at the meeting the following members:

Ing. David Štýbr, born 14th of May 1982 as the executive director of the incorporation

and

David Zich, born 30th of September 1994 as the secretary of the incorporation

---

This meeting was called in order to **officially approve the purchase of the company VECTOR Power Works, s.r.o.** which was incorporated under the laws of the Czech Republic under the company ID 28899296.

It was moved, seconded and unanimously carried that Mr. David Štýbr acts for the specific purposes of this meeting as a temporary chairperson and that Mr. David Zich acts as a temporary secretary.

The meeting then proceeded to **the election of the manager and secretary of the meeting**. Upon nominations duly made and seconded, the following were elected:

Manager of the meeting: Ing. David Štýbr Secretary: David Zich

The managing member of the above-mentioned incorporation thereupon assumed the chair, and the secretary of the above-mentioned incorporation assumed the duties as secretary of the meeting.

RESOLVED, that the company EURO DOT LOGISTICS a.s. officially approves the purchase of the company VECTOR Power Works, s.r.o.

Ing. David Štýbr
Executive director

David Zich
Secretary

N 340/2021
NZ 589/2021

Stejnopis
NOTÁŘSKÝ ZÁPIS

sepsaný Mgr. Martinem Říhou, notářem se sídlem v Praze, na místě samém v budově na adrese: Sokolovská 131/86, Karlín, 186 00 Praha 8, dnešního dne 30.03.2021 (třicátého března roku dva tisíce dvacet jedna). --

Účastník: --
Office Place CZ s.r.o., identifikační číslo 24257958, sídlo Sokolovská 131/86, Karlín, 186 00 Praha 8, spisová značka C 198053 vedená u Městského soudu v Praze (dále také „**Účastník**"), kterého zastupuje jednatel Mariya Marchuk, datum narození 19.08.1993, bydliště Minská 2778/4, 390 05 Tábor (dále také „**Zástupce účastníka**"), ------------------
jako jediný akcionář společnosti Alcaramena a.s., identifikační číslo 10684093, sídlo Světova 523/1, Libeň, 180 00 Praha 8, spisová značka B 26175 vedená u Městského soudu v Praze (dále také „**Společnost**"). ---

Existence Účastníka mně byla prokázána výpisem z veřejného rejstříku ze dne 30.03.2021, o němž Zástupce účastníka prohlásil, že obsahuje aktuální, úplný a pravdivý stav údajů zapisovaných do veřejného rejstříku. Zástupce účastníka prohlašuje, že Společnost nemá žádné další akcionáře. Zástupce účastníka, jehož totožnost mně byla prokázána platným úředním průkazem, prohlásil, že je způsobilý samostatně právně jednat v rozsahu právního jednání, o kterém je tento notářský zápis, že trvá jeho oprávnění zastupovat Účastníka jako jeho statutární orgán a že i Účastník samotný je způsobilý samostatně právně jednat v rozsahu právního jednání, o kterém je tento notářský zápis. ----------------
Existence Společnosti mně byla prokázána výpisem z veřejného rejstříku ze dne 30.03.2021, o němž Zástupce účastníka prohlásil, že obsahuje aktuální, úplný a pravdivý stav údajů zapisovaných do veřejného rejstříku.--
V souvislosti s tímto s právním jednáním, které je obsahem tohoto notářského zápisu mně bylo předloženo úplné znění zakladatelského právního jednání Společnosti ze dne 11.03.2021 (notářský zápis, který jsem sepsal pod číslem rejstříku NZ 466/2021), o kterém Zástupce účastníka prohlásil, že se jedná o poslední úplné znění tohoto zakladatelského dokumentu Společnosti. ---

Skutečnost, že Účastník je jediným akcionářem Společnosti mně byla prokázána předložením výpisu ze seznamu akcionářů Společnosti ke dni 30.03.2021, z jehož obsahu plyne, že Účastník vlastní 100 % (jedno sto procent) všech akcií vydaných Společnosti. ------

ZA PRVÉ

Zástupce účastníka prohlásil, že činí za Účastníka toto právní jednání, jehož obsahem je: ----

rozhodnutí jediného akcionáře v působnosti valné hromady společnosti Alcaramena a.s.

Rozhodnutí A)

Odvolání člena správní rady

S účinky ke dni 31.03.2021 se z funkce člena správní rady Společnosti odvolává Mariya Marchuk, datum narození 19.08.1993, bydliště Minská 2778/4, 390 05 Tábor. ----------------

Rozhodnutí B)

Prohlášení k budoucímu převodu akcií

Jediný akcionář Společnosti prohlašuje, že v budoucnu převede 99 (devadesát devět) kusů akcií Společnosti na Ing. Davida Štýbra, datum narození 14.05.1982, bydliště Korunní 2569/108g, Vinohrady, 101 00 Praha 10 a 1 (jeden) kus akcie na Alexis Prag s.r.o., identifikační číslo 64946100, sídlo K Cikánce 1056/16, Slivenec, 154 00 Praha 5, spisová značka C 42836 vedená u Městského soudu v Praze.----------------

Rozhodnutí C)

Změna zakladatelského právního jednání

Zakladatelské právní jednání Společnosti v jeho posledním úplném znění se mění tak, že se celý jeho původní text vypouští a nahrazuje se novým textem níže uvedeného znění: -------

STANOVY AKCIOVÉ SPOLEČNOSTI EURO DOT LOGISTICS a.s.

(dále též jen „**Společnost**")

I. Základní ustanovení

Článek 1.
OBCHODNÍ FIRMA

Obchodní firma Společnosti zní: **EURO DOT LOGISTICS a.s.** ----------------

Článek 2.
SÍDLO SPOLEČNOSTI

Sídlo Společnosti je obec: Praha, hlavní město Praha.----------------

Článek 3.
INTERNETOVÁ STRÁNKA

Společnost vede internetové stránky, kde jsou zveřejňovány pozvánky na valnou hromadu a uváděny další údaje pro akcionáře, respektive údaje stanovené zákonem.----------------

Článek 4.
PŘEDMĚT PODNIKÁNÍ (ČINNOSTI) SPOLEČNOSTI

1. Předmětem podnikání společnosti je:----------------
   - Výroba, obchod a služby neuvedené v přílohách 1 až 3 živnostenského zákona, ----
   - Řeznictví a uzenářství, ----------------
   - Mlékárenství, ----------------
   - Mlynářství, ----------------
   - Pekařství, cukrářství, ----------------
   - Pivovarnictví a sladovnictví, ----------------
   - Zpracování kůží a kožešin, ----------------
   - Aplikace, výroba a opravy ortopedické obuvi, ----------------
   - Broušení a leptání skla, ----------------
   - Zpracování gumárenských směsí, ----------------
   - Zpracování kamene, ----------------

- Slévárenství, modelářství,------------------------------
- Kovářství, podkovářství, ------------------------------
- Obráběčství, ------------------------------
- Zámečnictví, nástrojářství, ------------------------------
- Galvanizérství, smaltérství,------------------------------
- Výroba, instalace, opravy elektrických strojů a přístrojů, elektronických a telekomunikačních zařízení,------------------------------
- Hodinářství,------------------------------
- Zlatnictví a klenotnictví,------------------------------
- Truhlářství, podlahářství,------------------------------
- Výroba a opravy hudebních nástrojů, ------------------------------
- Opravy ostatních dopravních prostředků a pracovních strojů,------------------------------
- Zednictví,------------------------------
- Montáž, opravy, revize a zkoušky elektrických zařízení,------------------------------
- Montáž, opravy a rekonstrukce chladicích zařízení a tepelných čerpadel, ------------------------------
- Vodoinstalatérství, topenářství, ------------------------------
- Montáž, opravy, revize a zkoušky plynových zařízení a plnění nádob plyny,------------------------------
- Montáž, opravy, revize a zkoušky tlakových zařízení a nádob na plyny,------------------------------
- Montáž, opravy, revize a zkoušky zdvihacích zařízení, ------------------------------
- Izolatérství,------------------------------
- Malířství, lakýrnictví, natěračství, ------------------------------
- Pokrývačství, tesařství,------------------------------
- Klempířství a oprava karoserií,------------------------------
- Kamnářství,------------------------------
- Opravy silničních vozidel,------------------------------
- Holičství, kadeřnictví, ------------------------------
- Barvení a chemická úprava textilií,------------------------------
- Čištění a praní textilu a oděvů, ------------------------------
- Kominictví, ------------------------------
- Hostinská činnost, ------------------------------
- Kosmetické služby,------------------------------
- Pedikúra, manikúra, ------------------------------
- Geologické práce,------------------------------
- Zpracování tabáku a výroba tabákových výrobků, ------------------------------
- Výroba nebezpečných chemických látek a nebezpečných chemických směsí a prodej chemických látek a chemických směsí klasifikovaných jako vysoce toxické a toxické,
- Výroba a opravy sériově zhotovovaných - protéz, - trupových ortéz, - končetinových ortéz, - měkkých bandáží, ------------------------------
- Oční optika,------------------------------
- Podnikání v oblasti nakládání s nebezpečnými odpady, ------------------------------
- Projektová činnost ve výstavbě,------------------------------
- Provádění staveb, jejich změn a odstraňování, ------------------------------
- Nákup, prodej, ničení a zneškodňování pyrotechnických výrobků kategorie P2, T2 a F4 a provádění ohňostrojných prací, ------------------------------
- Nákup a prodej kulturních památek nebo předmětů kulturní hodnoty, ------------------------------
- Obchod se zvířaty určenými pro zájmové chovy,------------------------------
- Činnost účetních poradců, vedení účetnictví, vedení daňové evidence, ------------------------------
- Realitní zprostředkování,------------------------------

- Činnost samostatných likvidátorů pojistných událostí, ----------------------------
- Provádění dobrovolných dražeb movitých věcí podle zákona o veřejných dražbách,
- Oceňování majetku pro - věci movité, - věci nemovité, - nehmotný majetek, - finanční majetek, - obchodní závod, ----------------------------
- Výkon zeměměřických činností, ----------------------------
- Revize, prohlídky a zkoušky určených technických zařízení v provozu,----------------
- Restaurování děl z oboru výtvarných umění, která nejsou kulturními památkami nebo jejich částmi, ale jsou uložena ve sbírkách muzeí a galerií nebo se jedná o předměty kulturní hodnoty,----------------------------
- Speciální ochranná dezinfekce, dezinsekce a deratizace - bez použití nebezpečných chemických látek nebo chemických směsí klasifikovaných jako toxické nebo vysoce toxické, s výjimkou speciální ochranné dezinfekce, dezinsekce a deratizace v potravinářských a zemědělských provozech, - v potravinářských nebo zemědělských provozech, - nebezpečnými chemickými látkami nebo chemickými směsmi klasifikovanými jako toxické nebo vysoce toxické*) s výjimkou speciální ochranné dezinsekce a deratizace v potravinářských nebo zemědělských provozech,
- Průvodcovská činnost horská,----------------------------
- Vodní záchranářská služba, ----------------------------
- Technicko - organizační činnost v oblasti požární ochrany, ----------------------------
- Poskytování služeb v oblasti bezpečnosti a ochrany zdraví i při práci, ----------------
- Poskytování tělovýchovných a sportovních služeb v oblasti,----------------------------
- Provozování autoškoly,----------------------------
- Pořádání kurzů k získání znalostí k výkonu speciální ochranné dezinfekce, dezinsekce a deratizace,----------------------------
- Péče o dítě do tří let věku v denním režimu,----------------------------
- Psychologické poradenství a diagnostika, ----------------------------
- Drezúra zvířat,----------------------------
- Činnosti, při kterých je porušována integrita lidské kůže, ----------------------------
- Masérské, rekondiční a regenerační služby, ----------------------------
- Provozování solárií, ----------------------------
- Výroba a úprava kvasného lihu, konzumního lihu, lihovin a ostatních alkoholických nápojů (s výjimkou piva, ovocných vín, ostatních vín a medoviny a ovocných destilátů získaných pěstitelským pálením) a prodej kvasného lihu, konzumního lihu a lihovin,----------------------------
- Výroba a úprava lihu sulfitového nebo lihu syntetického,----------------------------
- Výzkum, vývoj, výroba, ničení, nákup, prodej a skladování výbušnin a munice, zpracování a zneškodňování výbušnin, znehodnocování a delaborace munice a provádění trhacích prací, ----------------------------
- Vývoj, výroba, opravy, úpravy, přeprava, nákup, prodej, půjčování, uschovávání, znehodnocování a ničení zbraní a střeliva, ----------------------------
- Nákup a prodej, půjčování, vývoj, výroba, opravy, úpravy, uschovávání, skladování, přeprava, znehodnocování a ničení bezpečnostního materiálu,----------------------------
- Výroba a zpracování paliv a maziv a distribuce pohonných hmot, ----------------------------
- Výroba tepelné energie a rozvod tepelné energie, nepodléhající licenci realizovaná ze zdrojů tepelné energie s instalovaným výkonem jednoho zdroje nad 50 kW,-------
- Silniční motorová doprava - nákladní provozovaná vozidly nebo jízdními soupravami o největší povolené hmotnosti přesahující 3,5 tuny, jsou-li určeny k přepravě zvířat nebo věcí, - osobní provozovaná vozidly určenými pro přepravu více než 9 osob včetně řidiče, - nákladní provozovaná vozidly nebo jízdními soupravami o největší povolené hmotnosti nepřesahující 3,5 tuny, jsou-li určeny k

přepravě zvířat nebo věcí, - osobní provozovaná vozidly určenými pro přepravu nejvýše 9 osob včetně řidiče,---

- Vnitrozemská vodní doprava,---
- Kontrolní testování profesionálních zařízení pro aplikaci přípravků, ------------------
- Provádění pyrotechnického průzkumu,---
- Provádění veřejných dražeb – dobrovolných, - nedobrovolných, ----------------------
- Provozování cestovní kanceláře - pořádání zájezdů, - zprostředkování spojených cestovních služeb,--
- Ostraha majetku a osob,--
- Služby soukromých detektivů,---
- Poskytování technických služeb k ochraně majetku a osob, -------------------------
- Vedení spisovny, --
- Provozování střelnic a výuka a výcvik ve střelbě se zbraní, -------------------------
- Provozování pohřební služby,--
- Provádění balzamace a konzervace, --
- Provozování krematoria. --

V rámci provozování předmětu podnikání „Výroba, obchod a služby neuvedené v přílohách 1 až 3 živnostenského zákona" je statutární orgán oprávněn určit rozsah živnosti volně výběrem kteréhokoli z oborů činnosti uvedených v příloze č. 4 k zákonu č. 455/1991 Sb., o živnostenském podnikání (živnostenský zákon), ve znění pozdějších předpisu.---

2. Předmětem činnosti společnosti je: ---
   - Pronájem nemovitostí, bytů a nebytových prostor. -------------------------------------

Článek 5.
ZÁKLADNÍ KAPITÁL SPOLEČNOSTI

Výše základního kapitálu Společnosti je 2.000.000,00 Kč (dva miliony korun českých).-------

Článek 6.
AKCIE

1. Společnost vydala 100 (jedno sto) kusů akcií o jmenovité hodnotě každé akcie 20.000,00 Kč (dvacet tisíc korun českých), přičemž akcie jsou listinnými akciemi na jméno. Seznam akcionářů vede Společnost. S akcií je při hlasování na valné hromadě spojen právě 1 (jeden) hlas. Celkový počet hlasů pro hlasování na valné hromadě činí 100 (jedno sto) hlasů.--
2. Převoditelnost akcií na jméno je omezena následujícím způsobem: ---------------------
   Jakýkoli převod akcie na osobu odlišnou od akcionáře Společnosti vyžaduje souhlas valné hromady. Má-li Společnost jediného akcionáře, jsou akcie převoditelné bez omezení. --

Článek 7.
VYDÁVÁNÍ AKCIÍ

1. Akcie je vydána dnem, kdy splňuje náležitosti stanovené pro ni zákonem nebo jiným právním předpisem a kdy se stanoveným způsobem stane majetkem prvého nabyvatele.
2. Akcie lze nahradit hromadnou listinou. Pro emisi a vydání hromadných listin platí stejné podmínky jako pro vydání jednotlivé akcie. Hromadná listina obsahuje alespoň ty náležitosti jednotlivých akcií, které stanoví zákon, včetně čísla akcií, jež nahrazuje; hromadná listina musí obsahovat číselné označení. ---

3. Akcionář má právo na výměnu hromadné listiny za jednotlivé akcie nebo jiné hromadné listiny, a to na základě písemného oznámení doručeného Společnosti. Společnost v takovém případě zajistí nejpozději do 15 (patnácti) dnů ode dne doručení písemného oznámení vyhotovení jednotlivých akcií nebo jiných hromadných listin. Pokud se Společnost s akcionářem nedohodnou jinak, budou tyto jednotlivé akcie nebo jiné hromadné listiny předány akcionáři v sídle Společnosti proti předání hromadné listiny, jejíž výměnu akcionář požadoval. --

Článek 8.
ZMĚNY ZÁKLADNÍHO KAPITÁLU, FINANČNÍ ASISTENCE A ROZDĚLOVÁNÍ ZISKU

1. Na postup při zvyšování a snižování základního kapitálu se, není-li dále stanoveno jinak, použijí příslušná ustanovení zákona č. 90/2012 Sb., o obchodních Společnostech a družstvech, ve znění pozdějších předpisů (dále jen „zákon o obchodních korporacích“).
2. Připouští se snížení základního kapitálu vzetím akcií z oběhu na základě smlouvy, vzetí akcií z oběhu na základě losování akcií se nepřipouští. ----------------------------
3. Společnost je oprávněna poskytovat finanční asistenci za podmínek stanovených zákonem o obchodních korporacích. --
4. Podíl na zisku a jiné vlastní zdroje lze rozdělit i ve prospěch členů volených orgánů Společnosti, zaměstnanců Společnosti nebo tichého společníka. ----------------------

II. Orgány Společnosti
Článek 9.
SYSTÉM VNITŘNÍ STRUKTURY SPOLEČNOSTI

1. Systém vnitřní struktury Společnosti je systém monistický. ----------------------------
2. Orgány Společnosti jsou valná hromada a správní rada. ----------------------------

V případě, že má Společnost jediného akcionáře, nekoná se valná hromada a její působnost vykonává tento akcionář. Rozhodnutí přijaté v působnosti valné hromady doručí akcionář buď k rukám kteréhokoli člena správní rady, nebo na adresu sídla Společnosti anebo na e-mailovou adresu akcionáři písemně sdělenou. Členové volených orgánů jsou povinni předkládat návrhy rozhodnutí jedinému akcionáři s dostatečným časovým předstihem. Jediný akcionář může určit lhůtu, v níž mu má být návrh konkrétního rozhodnutí předložen. ----------------------------

A. VALNÁ HROMADA
Článek 10.
POSTAVENÍ A PŮSOBNOST VALNÉ HROMADY

1. Valná hromada je nejvyšším orgánem Společnosti. ----------------------------
2. Do působnosti valné hromady náleží zejména: ----------------------------
   a) rozhodování o změně stanov, ----------------------------
   b) rozhodování o změně výše základního kapitálu a o pověření správní rady ke zvýšení základního kapitálu, ----------------------------
   c) rozhodování o možnosti započtení peněžité pohledávky vůči Společnosti proti pohledávce na splacení emisního kursu, ----------------------------
   d) rozhodování o vydání vyměnitelných nebo prioritních dluhopisů, ----------------------------
   e) volba a odvolání členů správní rady a rozhodnutí o jejich odměňování, ----------------------------
   f) schválení řádné, mimořádné nebo konsolidované účetní závěrky a v případech stanovených zákonem i mezitímní účetní závěrky, ----------------------------
   g) rozhodnutí o rozdělení zisku nebo jiných vlastních zdrojů, nebo o úhradě ztráty, ----

h) rozhodování o podání žádosti k přijetí účastnických cenných papírů Společnosti k obchodování na evropském regulovaném trhu nebo o vyřazení těchto cenných papírů z obchodování na evropském regulovaném trhu, ---------------------------------
i) rozhodnutí o zrušení Společnosti s likvidací, ---------------------------------
j) jmenování a odvolání likvidátora, schvalování smlouvy o výkonu funkce likvidátora a jiných plnění podle § 61 zákona o obchodních korporacích, ------------------------
k) schválení konečné zprávy o průběhu likvidace a návrhu na použití likvidačního zůstatku, ---------------------------------
l) schválení převodu nebo zastavení závodu nebo takové části jmění, která by znamenala podstatnou změnu skutečného předmětu podnikání nebo činnosti Společnosti, dále rozhodování o pachtu závodu Společnosti nebo jeho části tvořící samostatnou organizační složku, ---------------------------------
m) rozhodnutí o převzetí účinků jednání učiněných za Společnost před jejím vznikem, -
n) schválení smlouvy o tiché společnosti a jiných smluv, jimiž se zakládá právo na podílu na zisku nebo jiných vlastních zdrojích Společnosti, ------------------------
o) rozhodnutí o přeměně Společnosti, ledaže zákon upravující přeměny obchodních společností a družstev stanoví jinak, ---------------------------------
p) udělování pokynů správní radě a schvalování zásad činnosti správní rady, nejsou-li v rozporu s právními předpisy; valná hromada může zejména zakázat správní radě určité právní jednání, je-li to v zájmu Společnosti,---------------------------------
q) další rozhodnutí, která zákon o obchodních korporacích, jiné platné právní předpisy nebo stanovy svěřují do působnosti valné hromady. -------------------

3. Valná hromada si nemůže vyhradit rozhodování případů, které do její působnosti nesvěřuje zákon nebo stanovy. ---------------------------------

Článek 11.
ÚČAST NA VALNÉ HROMADĚ
A PRÁVA AKCIONÁŘŮ NA VALNÉ HROMADĚ

1. Akcionář se zúčastňuje valné hromady osobně nebo v zastoupení. Plná moc pro zastupování na valné hromadě musí být písemná a musí z ní vyplývat, zda byla udělena pro zastoupení na jedné nebo více valných hromadách. S akcionářem ani jeho zástupcem nesmí být na valné hromadě přítomna žádná další osoba. ---------------
2. Akcionáři vykonávají své právo podílet se na řízení Společnosti na valné hromadě nebo mimo ni. ---------------------------------
3. Členové správní rady se vždy účastní valné hromady a pověřený člen správní rady ji seznamuje s výsledky její činnosti. Členům správní rady musí být uděleno slovo, kdykoli o to požádají. ---------------------------------

Článek 12.
SVOLÁVÁNÍ VALNÉ HROMADY

1. Valnou hromadu svolává správní rada alespoň jednou za účetní období. -----------------
2. Správní rada svolá valnou hromadu bez zbytečného odkladu poté, co zjistí, že celková ztráta Společnosti na základě účetní závěrky dosáhla takové výše, že při jejím uhrazení z disponibilních zdrojů Společnosti by neuhrazená ztráta dosáhla 1/2 (jedné poloviny) základního kapitálu nebo to lze s ohledem na všechny okolnosti očekávat, nebo z jiného vážného důvodu, a navrhne valné hromadě zrušení Společnosti nebo přijetí jiného vhodného opatření. ---------------------------------
3. Svolavatel valné hromady nejméně 30 (třicet) dnů přede dnem konání valné hromady uveřejní pozvánku na valnou hromadu na internetové stránce Společnosti a současně ji zašle akcionářům vlastnícím akcie na jméno na adresu uvedenou v seznamu akcionářů nebo na e-mailovou adresu, kterou akcionář Společnosti oznámil. Pozvánka musí být

na internetových stránkách Společnosti uveřejněna až do okamžiku konání valné hromady. Pozvánka na valnou hromadu obsahuje alespoň: ---------------------------

a) obchodní firmu a sídlo Společnosti, ---------------------------
b) místo, datum a hodinu konání valné hromady, ---------------------------
c) označení, zda se svolává řádná nebo náhradní valná hromada, ---------------------------
d) pořad valné hromady, včetně uvedení osoby, je-li navrhována jako člen voleného orgánu Společnosti, ---------------------------
e) rozhodný den k účasti na valné hromadě, pokud byl určen, a vysvětlení jeho významu pro hlasování na valné hromadě, ---------------------------
f) návrh usnesení valné hromady a jeho zdůvodnění, ---------------------------
g) lhůtu pro doručení vyjádření akcionáře k pořadu valné hromady, je-li umožněno korespondenční hlasování, která nesmí být kratší než 15 (patnáct) dnů; pro začátek jejího běhu je rozhodné doručení pozvánky akcionáři. ---------------------------

4. Není-li předkládán návrh usnesení podle Článku 12 odstavec 3. písm. f) stanov, obsahuje pozvánka na valnou hromadu vyjádření správní rady Společnosti ke každé navrhované záležitosti. Je-li na pořadu jednání valné hromady změna stanov, musí pozvánka na valnou hromadu obsahovat alespoň stručný a výstižný popis a odůvodnění navrhovaných změn stanov. Úplný návrh změny stanov správní rada uveřejní spolu s pozvánkou na valnou hromadu na internetových stránkách Společnosti a Společnost umožní každému akcionáři, aby ve lhůtě uvedené v pozvánce na valnou hromadu nahlédl v sídle Společnosti zdarma do návrhu změny stanov; na toto právo musí být akcionář upozorněn v pozvánce na valnou hromadu. ---------------------------
5. Kvalifikovaní akcionáři mohou požádat správní radu, aby svolala k projednání jimi navržených záležitostí valnou hromadu. V žádosti uvedou návrh usnesení k navrženým záležitostem nebo je odůvodní. Za kvalifikovaného akcionáře se považuje ten akcionář nebo akcionáři, kteří mají akcie, jejichž souhrnná jmenovitá hodnota dosáhne alespoň 5 % (pět procent) základního kapitálu. ---------------------------
6. Správní rada svolá na žádost kvalifikovaných akcionářů valnou hromadu tak, aby se konala nejpozději 40 (čtyřicet) dnů ode dne, kdy jí byla doručena žádost o její svolání, přičemž lhůta pro uveřejnění a zaslání pozvánky na valnou hromadu se v tomto případě zkracuje na 15 (patnáct) dnů. Pokud správní rada nesvolá valnou hromadu ve stanovené lhůtě, zmocní soud k jejímu svolání kvalifikované akcionáře, kteří o to požádají a současně je zmocní ke všem jednáním za Společnost, která s valnou hromadou souvisejí. ---------------------------
7. Souhlasí-li s tím všichni akcionáři, může se valná hromada konat i bez splnění požadavků zákona o obchodních korporacích a těchto stanov na svolání valné hromady. ---------------------------

Článek 13.
JEDNÁNÍ VALNÉ HROMADY

1. Valná hromada je schopna se usnášet, pokud jsou přítomni akcionáři vlastnící akcie, jejichž jmenovitá hodnota přesahuje 30 % (třicet procent) základního kapitálu Společnosti. ---------------------------
2. Přítomní akcionáři se zapisují do listiny přítomných. Správnost listiny přítomných potvrzuje svým podpisem svolavatel nebo jím určená osoba. ---------------------------
3. Hlasování na valné hromadě se provádí zvednutím ruky, tzv. aklamací. ---------------------------
4. Nejprve se hlasuje o návrhu toho, kdo valnou hromadu svolal. ---------------------------
5. Akcionář je oprávněn požadovat a obdržet na valné hromadě od Společnosti vysvětlení záležitostí týkajících se Společnosti nebo jí ovládaných osob, je-li takové vysvětlení potřebné pro posouzení obsahu záležitostí zařazených na valnou hromadu nebo pro výkon jeho akcionářských práv na ní. Akcionář může tuto žádost podat písemně. ------

6. Valná hromada zvolí předsedu, zapisovatele, ověřovatele zápisu a osobu nebo osoby pověřené sčítáním hlasů. Do doby zvolení předsedy řídí jednání valné hromady svolavatel nebo jím určená osoba. ---
7. Zapisovatel vyhotoví zápis z jednání valné hromady do 15 (patnácti) dnů ode dne jejího ukončení. Zápis podepisuje zapisovatel, předseda valné hromady nebo svolavatel a ověřovatel nebo ověřovatelé zápisu. K zápisu se přiloží předložené návrhy, prohlášení a listina přítomných. ---

Článek 14.
ZPŮSOB ROZHODOVÁNÍ VALNÉ HROMADY

1. Valná hromada rozhoduje většinou hlasů přítomných akcionářů, ledaže zákon o obchodních korporacích, tyto stanovy nebo jiný platný právní předpis vyžadují vyšší kvalifikovanou většinu. Zákon o obchodních korporacích stanoví v ustanovení § 416 a 417, k jakým rozhodnutím je třeba vyšší kvalifikovaná většina hlasů. ----------------
2. Akcionáři mohou rozhodovat per rollam. ---
3. Akcionáři mohou rozhodovat mimo valnou hromadu s využitím technických prostředků. Správní rada určí podmínky rozhodování mimo valnou hromadu s využitím technických prostředků, přičemž podmínky tohoto rozhodování musí být určeny tak, aby umožňovaly Společnosti ověřit totožnost osoby oprávněné vykonávat hlasovací právo a určit akcie, s nimiž je vykonávané hlasovací právo spojeno. Podmínky rozhodování nebo hlasování s využitím technických prostředků se vždy uvedou v pozvánce na valnou hromadu nebo v návrhu na rozhodnutí. ---------------------------------

Článek 15.
NÁHRADNÍ VALNÁ HROMADA

Není-li valná hromada schopná se usnášet, svolá správní rada způsobem stanoveným zákonem o obchodních korporacích a stanovami, je-li to stále potřebné, bez zbytečného odkladu náhradní valnou hromadu se shodným pořadem. Náhradní valná hromada je schopna se usnášet bez ohledu na ustanovení Článku 13 odstavce 1 stanov. Náhradní valná hromada rozhoduje většinou hlasů přítomných akcionářů, ledaže zákon o obchodních korporacích, tyto stanovy nebo jiný platný právní předpis vyžadují vyšší kvalifikovanou většinu. Lhůta pro rozesílání pozvánek se zkracuje na 15 (patnáct) dnů a pozvánka nemusí obsahovat zdůvodnění návrhu usnesení valné hromady ani vyjádření správní rady Společnosti ke každé navrhované záležitosti zařazené na pořad valné hromady podle Článku 12 odstavec 3. písm. d) stanov. ---

B. Správní rada
Článek 16.
POSTAVENÍ A PŮSOBNOST SPRÁVNÍ RADY

1. Správní rada je statutární orgán a přísluší jí obchodní vedení a dohled nad činností Společnosti. ---
2. Správní rada určuje základní zaměření obchodního vedení Společnosti a základní zaměření dohledu nad činností Společnosti. Působnosti správní rady určovat základní zaměření obchodního vedení a základní zaměření dohledu nad činností Společnosti nelze pověřit osoby odlišné od členů správní rady; tuto působnost nelze ani rozdělit mezi členy správní rady podle určitých oborů. ---------------------------------
3. Správní rada může požádat valnou hromadu o udělení pokynu týkajícího se obchodního vedení; tím není dotčena její povinnost jednat s péčí řádného hospodáře. --
4. Správní rada zajišťuje řádné vedení účetnictví, předkládá valné hromadě ke schválení řádnou, mimořádnou, konsolidovanou, případně mezitímní účetní závěrku a v souladu se stanovami také návrh na rozdělení zisku nebo úhradu ztráty. ---------------------------

5. Správní rada se při své činnosti řídí závaznými právními předpisy, stanovami Společnosti, zásadami a pokyny schválenými valnou hromadou (pokud jsou v souladu s právními předpisy a stanovami). Porušení těchto zásad nemá účinky vůči třetím osobám. --
6. Vyloučení členů správní rady z výkonu funkce stanoví zákon.----------------------------
7. Člen správní rady smí (i) podnikat v předmětu činnosti Společnosti, a to i ve prospěch jiných osob, a zprostředkovávat obchody Společnosti pro jiného; (ii) být členem statutárního orgánu jiné právnické osoby se stejným nebo obdobným předmětem činnosti nebo osobou v obdobném postavení; (iii) se účastnit na podnikání jiné obchodní korporace jako společník s. neomezeným ručením nebo jako ovládající osoba jiné osoby se stejným nebo obdobným předmětem činnosti. ---------------------------------

Článek 17.
SLOŽENÍ, USTANOVENÍ A FUNKČNÍ OBDOBÍ SPRÁVNÍ RADY

1. Členy správní rady volí a odvolává valná hromada. ---------------------------------------
2. Správní rada má 1 (jednoho) člena. ---
3. Funkční období pro každého jednotlivého člena správní rady je 5 (pět) let. ---------------
4. Člen správní rady může ze své funkce odstoupit. Odstoupení musí být učiněno tak, že na pořad jednání valné hromady bude zařazeno oznámení o odstoupení z funkce a člen správní rady na zasedání valné hromady oznámí, že odstupuje z funkce. V takovém případě skončí jeho funkce oznámením odstoupení z funkce na valné hromadě, pokud valná hromada na žádost odstupujícího neurčí jiný okamžik zániku výkonu funkce. V případě, že valná hromada odstoupení člena správní rady z funkce z jakéhokoliv důvodu neprojednala, výkon funkce končí uplynutím 2 (dvou) měsíců ode dne, kdy odstoupení projednat měla, resp. kdy se měla konat. Vykonává-li působnost valné hromady jediný akcionář, končí výkon funkce uplynutím 2 (dvou) měsíců ode dne doručení oznámení odstoupení jedinému akcionáři, neschválí-li jediný akcionář na žádost odstupujícího člena jiný okamžik zániku funkce. ------------------------------
5. V případě smrti člena správní rady, odstoupení z funkce, odvolání anebo jiného ukončení jeho funkce anebo v případě zániku právnické osoby, která je členem správní rady, zvolí valná hromada do 2 (dvou) měsíců nového člena správní rady. ----------------
6. Funkce člena správní rady zaniká také volbou nového člena, ledaže z rozhodnutí valné hromady plyne něco jiného. ---

Článek 18.
JEDNÁNÍ A ROZHODOVÁNÍ SPRÁVNÍ RADY

1. Má-li správní rada více členů, je schopna se usnášet, je-li přítomna většina členů správní rady a rozhoduje většinou hlasů přítomných členů. Každý člen správní rady má 1 (jeden) hlas. V případě rovnosti hlasů je nezbytné opakovat hlasování. -----------------
2. O průběhu jednání správní rady a o jejích rozhodnutích se pořizují zápisy podepsané předsedajícím a zapisovatelem; přílohou zápisu je seznam přítomných. V zápisu se jmenovitě uvedou členové správní rady, kteří hlasovali proti jednotlivým rozhodnutím nebo se zdrželi hlasování; u neuvedených členů správní rady se má za to, že hlasovali pro přijetí rozhodnutí. --
3. Má-li správní rada jediného člena, rozhodnutí člena správní rady se považuje za rozhodnutí správní rady. Rozhodnutí člena správní rady se vyhotovuje v písemné formě a toto rozhodnutí podepisuje člen správní rady. -------------------------------------

Článek 19.
JEDNÁNÍ A PODEPISOVÁNÍ ZA SPOLEČNOST

1. Společnost navenek zastupuje každý člen správní rady samostatně. ------------------------
2. Společnost zastupují její zaměstnanci v rozsahu obvyklém vzhledem k jejich zařazení nebo funkci; přitom rozhoduje stav, jak se jeví veřejnosti. ----------------------------------
3. Kdo Společnost zastupuje, dá najevo, co ho k tomu opravňuje, neplyne-li to již z okolností. Kdo za Společnost podepisuje, připojí k její firmě svůj podpis, údaj o svém jménu a funkci nebo o svém pracovním zařazení.---

III. Zrušení a zánik Společnosti
Článek 20.
ZPŮSOBY ZRUŠENÍ SPOLEČNOSTI

Společnost se zrušuje zejména: ---
a) dnem určeným v rozhodnutí valné hromady o zrušení Společnosti, jinak dnem jeho účinnosti, ---
b) dnem účinnosti přeměny, zrušuje-li se při ní Společnost, -----------------------------------
c) dnem právní moci rozhodnutí soudu o zrušení Společnosti, nestanoví-li se v rozhodnutí den pozdější, ---
d) zrušením konkursu po splnění rozvrhového usnesení nebo zrušením konkursu proto, že majetek je zcela nepostačující. ---

Článek 21.
ZÁNIK SPOLEČNOSTI

Společnost zaniká dnem výmazu z obchodního rejstříku. --

IV. Závěrečná ustanovení
Článek 22.
ZVEŘEJŇOVÁNÍ

Povinnost zveřejnění údajů a skutečností stanovená zákonem o obchodních korporacích je splněna jejich zveřejněním v Obchodním věstníku. --

Rozhodnutí D)
Volba člena správní rady

S účinky ke dni 31.03.2021 se do funkce člena správní rady Společnosti volí Ing. David Štýbr, datum narození 14.05.1982, bydliště Korunní 2569/108g, Vinohrady, 101 00 Praha 10.---

ZA DRUHÉ

Vyjádření notáře podle § 70a zákona č. 358/1992 Sb. (notářský řád) o splnění předpokladů pro sepsání notářského zápisu podle § 70 a následujících notářského řádu:---

Prohlašuji, že byly splněny předpoklady pro sepsání tohoto notářského zápisu, neboť:-------
- právní jednání, které je jeho obsahem, je v souladu s právními předpisy a s dalšími dokumenty, se kterými soulad právního jednání vyžaduje zvláštní právní předpis, --------
- právní jednání, které je jeho obsahem, splňuje náležitosti a podmínky stanovené zvláštním právním předpisem pro zápis do veřejného rejstříku. ----------------------------

O tom byl tento notářský zápis sepsán, Zástupci účastníka a Zástupcem účastníka samotným přečten, a poté jím jako správný schválen. ---

Mariya Marchuk - Mariya Marchuk, v.r.---
jednatel Office Place CZ s.r.o. ---
L.S. Mgr. Martin Říha, notář v Praze -- Mgr. Martin Říha v. r. -----------------------------

SMLOUVA O KOUPI CENNÝCH PAPÍRŮ
(dále jen „Smlouva")

1) SMLUVNÍ STRANY

a. Office Place CZ s.r.o., IČ: 242 57 958, sídlem Sokolovská 131/86, Karlín, 186 00 Praha 8, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, v oddíle C, číslo vložky 198053, za níž právně jedná jednatel, Mariya Marchuk, dat. nar. 19. 8. 1993, bytem Minská 2778/4, 390 05 Tábor (dále jen jako „Prodávající")

a

b. Ing. David Štýbr, r.č. 820514/5443, bytem Korunní 2569/108g, Vinohrady, 101 00 Praha 10, na straně druhé jako Kupující 1, (dále jen jako „Kupující 1");

c. Alexis Prag s.r.o., IČ: 64946100, sídlem K Cikánce 1056/16, Slivenec, 154 00 Praha 5, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, v oddíle C, číslo vložky 42836, za níž jedná jednatel, Ing. David Štýbr, r.č. 820514/5443, bytem Korunní 2569/108g, Vinohrady, 101 00 Praha 10, na straně druhé jako Kupující 2, (dále jen jako „Kupující 2")

společně také jako Kupující („dále jen jako „Kupující")

2) PŘEDMĚT SMLOUVY

a. Předmětem této Smlouvy je koupě 100 kusů kmenových akcií na jméno formou Hromadné akcie č. 1 (označených čísly 1 - 99) a Akcie č. 2 (označenou číslem 100) obchodní společnosti Alcaramena a.s., IČ: 106 84 093, sídlem Světova 523/1, Libeň, 180 00 Praha 8, zapsané v obchodním rejstříku vedeném Městským soudem v Praze, v oddíle B, číslo vložky 26175, (dále jen „Společnost"). Každá z uvedených akcií Společnosti má jmenovitou hodnotu 20.000 Kč a tyto akcie představují ve svém úhrnu 100 % základního kapitálu Společnosti (výše označené akcie dále jen „Akcie").

b. Prodávající převádí za podmínek této Smlouvy na Kupujícího 1 do jeho vlastnictví Hromadnou akcii č. 1 (jak byla definována výše), na Kupujícího 2 do jeho vlastnictví převádí Akcii č. 2 (jak byla definována výše) se všemi právy k těmto Akciím náležejícím dle stanov Společnosti a příslušných právních předpisů a Kupující 1 a Kupující 2 za podmínek této Smlouvy tyto Akcie s právy, k nimž náležejícími od Prodávajícího kupují a nabývají do svého majetku a zavazují se zaplatit za ně Kupní cenu 1 a Kupní cenu 2.

3) KUPNÍ CENA

a. Kupní cena 1 za Hromadnou akcii č. 1 činí 2 028 411,- Kč (slovy: dva miliony dvacet osm tisíc čtyři sta jedenáct korun českých), (dále také jako „Kupní cena 1");

b. Kupní cena 2 za Akcii č. 2 činí 20 489,- Kč (slovy: dvacet tisíc čtyři sta osmdesát devět korun českých), (dále také jako „Kupní cena 2").

c. Kupní cena 1 a Kupní cena 2 podle článku 3) bodu a. a b. této Smlouvy bude uhrazena, respektive vypořádána způsobem ujednaným Smluvními stranami v článku 3) bodu d. a e. této Smlouvy.

d. Prodávajícímu byla Společnosti poskytnuta **na základě smlouvy o zápůjčce ze dne 23. 3. 2021 zápůjčka ve výši 2.000.000,- Kč (slovy: dva miliony korun českých), s pevnou úrokovou sazbou ve výši 3,5% (dále též jen jako „Zápůjčka")**. V souladu s ustanovením § 1888 a násl. zákona č. 89/2012 Sb., Občanského zákoníku, Kupující tímto od Prodávajícího přebírají dluh Prodávajícího vůči Společnosti z titulu specifikované Zápůjčky, a to s výslovným souhlasem Společnosti. Smluvní strany se dohodly, že převzetím dluhu specifikovaného v tomto článku vzniká Kupujícímu 1 nárok na odměnu za převzetí dluhu, a to ve výši 1.980.000,- Kč (slovy: jeden milion devět set osmdesát tisíc korun českých) a Kupujícímu 2 nárok na odměnu za převzetí dluhu, a to ve výši 20.000,- Kč (slovy: dvacet tisíc korun českých), (dále jen jako „Odměny"). Smluvní strany se dohodly na tom, že Odměny za převzetí dluhu ve výši 2.000.000,- Kč jsou tímto jejich vzájemnou dohodou započítávány na Kupní cenu 1 ve výši 2 028 411,- Kč a Kupní cenu 2 ve výši 20 489,- Kč a to v souladu s ustanovením § 1982 a násl. zákona č. 89/2012 Sb., občanského zákoníku. Souhlas Společnosti s převzetím dluhu z titulu Zápůjčky dle smlouvy o zápůjčce ze dne 23. 3. 2021 poskytnuté Prodávajícímu je uveden na listině, která tvoří nedílnou součást (přílohu) této Smlouvy. V návaznosti na dohodu o započtení odměn za převzetí dluhu ve výši 2.000.000,- Kč a Kupní ceny 1 ve výši 2 028 411,- Kč a Kupní ceny 2 ve výši 20 489,- Kč učiněnou mezi Smluvními stranami ve smyslu tohoto bodu, je **Kupující 1 povinen uhradit Prodávajícímu částku ve výši 48 411,- Kč a Kupující 2 povinen uhradit Prodávajícímu částku ve výši 489,- Kč** s tím, že tyto částky byly zaplacené Kupujícími Prodávajícímu před podpisem této Smlouvy, což Prodávající svým podpisem potvrzuje.

e. Kupující a Prodávající tímto výslovně prohlašují, že došlo k započtení Kupní ceny 1 a Kupní ceny 2 za převod akcií specifikovaných v článku 2) této Smlouvy a odměny za převzetí dluhu z titulu Zápůjčky na základě smlouvy o zápůjčce ze dne 23. 3. 2021, specifikované v článku 3) bodu d. této Smlouvy. Smluvní strany tímto výslovně prohlašují, že jsou jejich veškerá práva a povinnosti z této Smlouvy, z převzetí dluhu z titulu Zápůjčky, jakož i z dohody o započtení odměny za převzetí dluhu a Kupní ceny 1 a Kupní ceny 2 zcela vypořádány. Smluvní strany tímto prohlašují, že si vzájemně nenárokují žádná plnění i případně z jiných právních titulů/důvodů. Podpisem této Smlouvy si Smluvní strany nebudou z titulu této Smlouvy, respektive z převzetí dluhu z titulu Zápůjčky, z dohody o započtení odměn za převzetí dluhu a Kupní ceny 1 a Kupní ceny 2, jakož i případně jiných právních titulů/důvodů nic vzájemně dlužit, platit či jinak plnit s výjimkou případných nároků na náhradu škody vzniklé Kupujícím porušením nebo nepravdivostí některého z prohlášení Prodávajícího uvedeného v této Smlouvě. Kupující 1 a Kupující 2 prohlašují, že v návaznosti na převzetí dluhu z titulu Zápůjčky jsou dlužníky vůči Společnosti. Společnost prohlašuje na listině připojené k této Smlouvě, že nemají vůči Prodávajícímu žádné pohledávky z titulu Zápůjčky na základě smlouvy o zápůjčce ze dne 23. 3. 2021 a současně žádných jiných pohledávek, práv či nároku z jiných právních titulů/důvodů.

4) PROHLÁŠENÍ PRODÁVAJÍCÍHO A KUPUJÍCÍHO

a. Prodávající prohlašuje, že v okamžiku podpisu Smlouvy je jediným a výlučným vlastníkem Akcií.

b. Prodávající prohlašuje, že na Akciích neváznou žádné dluhy, právní vady či jakákoliv jiná zatížení, zejména zástavní právo a nejsou od nich oddělena žádná samostatně převoditelná práva.

c. Prodávající prohlašuje, že Akcie, jejichž koupě je předmětem této Smlouvy, nejsou zaknihovány v evidenci cenných papírů ani imobilizovány, nejsou akciemi registrovanými a nejsou tudíž veřejně obchodovatelné.

d. Prodávající prohlašuje, že dle jeho nejlepšího vědomí ke dni podpisu Smlouvy neexistují a ani nehrozí žádné právní spory proti Společnosti a vůči Společnosti nebyly uplatněny žádné nároky a ani uplatnění žádných nároků nehrozí. Na majetek Společnosti nebyl prohlášen konkurs ani

nehrozí jeho prohlášení, nebyl podán návrh na soudní nebo mimosoudní vyrovnání ani na jiné podobné řízení a ani nehrozí podání takového návrhu.

e. Společnost od svého vzniku do dne podpisu této Smlouvy nevyvíjela žádnou podnikatelskou činnost.

f. Kupující tímto výslovně prohlašuje, že byl prodávajícím informován, že Společnost ke dni podpisu této Smlouvy vykazuje v aktuálním roce 2021 zisk ve výši 917, - Kč (devět set sedmnáct korun českých). Daň z příjmu právnických osob ani záloha na tuto daň nebyla ke dni podpisu této Smlouvy Společností uhrazena, což bere Kupující výslovně na vědomí. Kupující tímto výslovně prohlašuje, že uhradí či zajistí (zejména z pozice člena statutárního orgánu) splnění veškerých daňových povinností Společnosti. Kupující se zavazuje, že veškeré úhrady (platby) daně z příjmu právnických osob týkající se a/nebo související se Společností půjdou zcela a bezvýhradně za Kupujícím, respektive Společností. V případě, že by Prodávající a/nebo Společnost byla jakkoli povinována k úhradě jakékoli další daně či správního poplatku týkajícího se a/nebo souvisejícího se Společností, zavazuje se úhradu takové daně či správního poplatku uhradit (nahradit) či zajistit úhradu Kupující, respektive Společnost. Kupující se zavazuje taktéž k úhradě či zajištění úhrady případných dalších nákladů a/nebo plnění všeho druhu týkajících se a/nebo souvisejících se Společností. Pokud by se Prodávající a/nebo Společnost stala povinnou k úhradě takového nákladu či plnění jakéhokoli druhu týkajícího se a/nebo souvisejícího se Společností, zavazuje se Kupující k úhradě či zajištění úhrady takového nákladu či plnění. V případě pochybností o charakteru nákladů či jiného plnění platí, že se týká či souvisí se Společností.

g. Kupující od Prodávajícího převzali následující dokumenty a majetek Společnosti:
   - stejnopis zakladatelského dokumentu Společnosti
   - 917,- Kč (devět set sedmnáct korun českých) v hotovosti v pokladně Společnosti
   - Rozvahu v plném rozsahu Společnosti ke dni 30. 3. 2021 – příloha č. 1 této Smlouvy
   - Výkaz zisků a ztráty v plném rozsahu Společnosti ke dni 30. 3. 2021 – příloha č. 2 této Smlouvy

5) ÚČINNOST SMLOUVY, PŘEVOD VLASTNICKÉHO PRÁVA

a. Tato Smlouva vstoupí v účinnost okamžikem, kdy pod ni Smluvní strany připojí své podpisy.

b. Prodávající předal při podpisu Smlouvy Kupujícímu 1 Hromadnou Akcii č. 1 a Kupujícímu 2 u Akcii č. 2. Kupující potvrzují svými podpisy jejich převzetí. K převodu vlastnického práva k Akciím dochází uzavřením této Smlouvy.

c. Smluvní strany podpisem Smlouvy potvrzují, že při podpisu smlouvy Prodávající Akcie rubopisoval a Kupující je od Prodávajícího převzali.

6) ZÁVĚREČNÁ USTANOVENÍ

a. Smluvní strany se dohodly, že veškeré změny a doplňky Smlouvy mohou být učiněny pouze se vzájemným souhlasem smluvních stran a písemnou formou.

b. Tuto Smlouvu je možno ukončit pouze dohodou stran či odstoupením od Smlouvy. Odstoupit od Smlouvy je oprávněna kterákoli ze smluvních stran jen ze zákonných důvodů a za podmínek uvedených v této Smlouvě.

c. Odstoupení od Smlouvy musí být písemné, obsahovat důvody odstoupení, být opatřeno úředně ověřeným podpisem osoby oprávněné jednat za odstupující smluvní stranu a být doručeno druhé smluvní straně nejpozději do 6 měsíců od podpisu Smlouvy. Nesplňuje-li odstoupení od Smlouvy tyto podmínky, hledí se na něj, jako kdyby nebylo učiněno.

d. V případě odstoupení Kupujících od Smlouvy, Kupující a Prodávající sjednávají, že vzájemné vrácení plnění poskytnutých na základě této Smlouvy proběhne následovně:

- Kupující vrátí Prodávajícímu Akcie, přeškrtnou převodní rubopisy, které jsou na nich vyznačeny, a toto přeškrtnutí opatří textem *„škrtnuto"* a svými podpisy,
- Kupující předávají Prodávajícímu veškeré smluvní, účetní a jiné dokumenty vztahující se ke Společnosti, jakož i veškerá aktiva Společnosti a poskytnou Prodávajícímu veškerou rozumně požadovanou součinnost s obměnou členů orgánů Společnosti a vyznačením příslušných změn do obchodního rejstříku a

Pokles hodnoty Akcií dle poslední odrážky tohoto písmene d. se určí jako snížení tržní hodnoty Společnosti v okamžiku vrácení plnění oproti okamžiku uzavření této Smlouvy. Pro vyloučení pochybností strany výslovně sjednávají, že pro účely tohoto ustanovení tržní hodnota Společnosti k okamžiku uzavření této Smlouvy odpovídá sjednané kupní ceně za Akcie dle článku 3), písm. a.

e. Pokud jakýkoliv závazek vyplývající z této Smlouvy je nebo se stane neplatným nebo nevymahatelným jako celek nebo jeho část, nemá tato skutečnost vliv na vymahatelnost nebo platnost ostatních závazků z této Smlouvy a je plně oddělitelným od ostatních ustanovení. Smluvní strany se zavazují ve lhůtě 7 dnů v rámci této Smlouvy nahradit formou dodatku k této Smlouvě nebo nahrazením této Smlouvy novou smlouvou tento neplatný nebo nevymahatelný oddělený závazek takovým novým platným a vymahatelným závazkem, jehož předmět bude v nejvyšší možné míře odpovídat předmětu původního odděleného závazku, jakož i vůli smluvních stran projevené při uzavírání této Smlouvy.

f. Tato Smlouva je vyhotovena v pěti vyhotoveních.

g. Smluvní strany po přečtení této Smlouvy prohlašují, že odpovídá jejich svobodné a pravé vůli, že nebyla učiněna v tísni za nápadně nevýhodných podmínek a na důkaz toho připojují své vlastnoruční podpisy.

V dne 31.3.2021 V dne

Prodávající:

....
Office Place CZ s.r.o.
Mariya Marchuk

Kupující 1:

....
Ing. David Štýbr

V dne

Kupující 2:

....
Alexis Prag s.r.o.
Ing. David Štýbr

OVĚŘENÍ - LEGALIZACE
Běžné číslo ověřovací knihy O III 723/2021--------
---------Ověřuji, že níže uvedená osoba:---------
Mariya Marchuk, nar. 19.08.1993,------------------
bydliště **Minská 2778/4, Tábor,**--------------------
uznala přede mnou podpis na listině za vlastní.---
Totožnost uvedené osoby byla prokázána.-----------

V Praze dne 31.03.2021

Kateřina Vítková
notářská tajemnice
pověřená Mgr. Martinem Říhou
notářem v Praze

Mgr. Martin ŘÍHA

OVĚŘENÍ - LEGALIZACE
Běžné číslo ověřovací knihy O III 719/2021--------
---------Ověřuji, že níže uvedená osoba:---------
Ing. David Štýbr, nar. 14.05.1982,---------------
bydliště **Korunní 2569/108g, Vinohrady, Praha 10,**--
uznala přede mnou podpis na listině za vlastní.---
Totožnost uvedené osoby byla prokázána.-----------

V Praze dne 31.03.2021

Kateřina Vítková
notářská tajemnice
pověřená Mgr. Martinem Říhou
notářem v Praze

OVĚŘENÍ - LEGALIZACE
Běžné číslo ověřovací knihy O III 720/2021--------
---------Ověřuji, že níže uvedená osoba:---------
Ing. David Štýbr, nar. 14.05.1982,---------------
bydliště **Korunní 2569/108g, Vinohrady, Praha 10,**--
uznala přede mnou podpis na listině za vlastní.---
Totožnost uvedené osoby byla prokázána.-----------

V Praze dne 31.03.2021

Kateřina Vítková
notářská tajemnice
pověřená Mgr. Martinem Říhou
notářem v Praze

Mgr. Martin ŘÍHA

Souhlas společnosti Alcaramena a.s.

Společnost Alcaramena a.s., IČ: 106 84 093, sídlem **Světova 523/1, Libeň, 180 00 Praha 8,**

zastoupená členem správní rady, panem Ing. Davidem Štýbrem, r. č. 820514/5443, bytem Korunní 2569/108g, Vinohrady, 101 00 Praha 10

prohlašuje, že dne 23. 3. 2021 uzavřela společnost Office Place CZ s.r.o., IČ: 242 57 958, sídlem Sokolovská 131/86, Karlín, 186 00 Praha 8, Smlouvu o zápůjčce ve výši 2.000.000,- Kč (slovy: dva miliony korun českých) s pevnou úrokovou sazbou ve výši 3,5 % (dále jen „Zápůjčka"). Ve smyslu ustanovení § 1888 a násl. zákona č. 89/2012 Sb., občanského zákoníku, došlo ze strany pana **Ing. Davida Štýbra, r. č. 820514/5443, bytem Korunní 2569/108g, Vinohrady, 101 00 Praha 10 a společnosti Alexis Prag s.r.o., IČ: 649 46 100, sídlem K Cikánce 1056/16, Slivenec, 154 00 Praha 5, k převzetí dluhu** společnosti Office Place CZ s.r.o. z titulu jmenované Zápůjčky. Společnost Alcaramena a.s. dala k převzetí jmenovaného dluhu výslovný souhlas. Z tohoto důvodu jsou dlužníkem společnosti Alcaramena a.s. pan Ing. David Štýbr a společnost Alexis Prag s.r.o. Společnost Alcaramena a.s. neeviduje žádnou pohledávku z titulu jmenované zápůjčky vůči společnosti Office Place CZ s.r.o., jakož nemá vůči společnosti Office Place CZ s.r.o. ani žádnou jinou pohledávku či nárok.

V dne

Alcaramena a.s.
Zastoupena Ing. Davidem Štýbrem

SMLOUVA O PŘEVODU OBCHODNÍHO PODÍLU

uzavřená mezi

SAMBULAR LOGISTICS a.s.

jako převodcem

a

EURO DOT LOGISTICS a.s.

jako nabyvatelem

ze dne 1. dubna 2021

AK Vinohradská s.r.o.
Vinohradská 2396/184,
Praha 3, 130 00

Tato Smlouva o převodu obchodního podílu (dále jen „**Smlouva**") je uzavřena v souladu s ustanovením § 208 zákona č. 90/2012 Sb., o obchodních společnostech a družstvech (zákon o obchodních korporacích) dne 1. dubna 2021 mezi níže uvedenými stranami:

1) **SAMBULAR LOGISTICS a.s.**, sídlem Maltézské nám. 537/4, Malá Strana, 118 00 Praha 1, IČ: 246 70 936, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, pod sp. zn. B 16169 (dále jen „**Převodce**")

   a

2) **EURO DOT LOGISTICS a.s.**, sídlem Světova 523/1, Libeň, 180 00 Praha 8, IČ: 106 84 093, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, pod sp. zn. B 26175 (dále jen „**Nabyvatel**"),

(Převodce a Nabyvatel společně také jako „**Strany**").

1. DEFINICE POJMŮ

1.1. ***Definice pojmů.*** V této Smlouvě budou mít následující pojmy níže uvedený význam:

„**Kupní cena**" znamená kupní cenu za převod Obchodního podílu dle čl. 3.1. níže.

„**Obchodní podíl**" znamená obchodní podíl ve Společnosti ve výši 100 % odpovídající vkladu Převodce do základního kapitálu Společnosti ve výši 200.000,- Kč *(slovy: dvě stě tisíc korun českých)*.

„**Smlouva**" znamená tuto Smlouvu o převodu obchodního podílu.

„**Společnost**" znamená společnost **EUROLOAD CZ s.r.o.**, sídlem Maltézské nám. 537/4, Malá Strana, 118 00 Praha 1, IČO: 288 99 296, zapsanou v obchodním rejstříku vedeném Městským soudem v Praze, pod sp. zn. C 151900.

2. PŘEDMĚT SMLOUVY

2.1. ***Převod Obchodního podílu.*** Převodce tímto převádí na Nabyvatele Obchodní podíl, tak jak je definován v čl. 1.1. této Smlouvy, včetně všech práv a povinností s ním spojených a Nabyvatel Obchodní podíl přijímá a nabývá.

3. KUPNÍ CENA

3.1. ***Kupní cena Obchodního podílu.*** Touto Smlouvou Převodce převádí Obchodní podíl na Nabyvatele za Kupní cenu, jejíž výše a způsob její úhrady je uveden v příloze č. 1 k této Smlouvě, a Nabyvatel Obchodní podíl za tuto Kupní cenu přijímá.

4. PROHLÁŠENÍ, ZÁVAZKY A ZÁRUKY PŘEVODCE

4.1. ***Prohlášení Převodce.*** Převodce činí ve prospěch Nabyvatele prohlášení a ujištění uvedená níže v tomto článku, přičemž všechna tato prohlášení a ujištění se mají za učiněná, případně zopakovaná Převodcem (1) k datu uzavření této Smlouvy a (2) vždy k 15. dni kalendářního měsíce až do dne zápisu převodu Obchodního podílu na Nabyvatele do obchodního rejstříku, a to s ohledem na okolnosti existující ke každému výše uvedenému datu (přičemž Převodce si je vědom, že Nabyvatel uzavírá tuto Smlouvu, spoléhajíc na pravdivost, úplnost a přesnost těchto prohlášení a ujištění ke každému z těchto dat, a že bez nich by tuto Smlouvu neuzavřel).

4.2. ***Údaje o Společnosti.*** Údaje o Společnosti uvedené v této Smlouvě a ve všech dokumentech obsažených v této Smlouvě, jsou pravdivé, úplné a přesné a nejsou zavádějící.

4.3. *Pravdivost a úplnost informací.* Veškeré informace a podklady zaslané nebo předané Převodcem Nabyvateli (ať už před uzavřením této Smlouvy nebo potom), včetně všech dokumentů uvedených v této Smlouvě, jsou úplné, pravdivé a přesné ve všech podstatných ohledech a neexistují jakékoli podstatné okolnosti či informace, které by nebyly v souvislosti s touto Smlouvou sděleny Nabyvateli, a které by mohly (v případě jejich sdělení) negativně ovlivnit rozhodnutí Nabyvatele uzavřít tuto Smlouvu.

4.4. *Založení Společnosti.* Společnost byla řádně založena, právně vznikla a řádně existuje podle práva České republiky. Přede dnem uzavření této Smlouvy řádně plnila veškeré povinnosti vyplývající pro ni z právních předpisů. Neprobíhá žádné zvýšení ani snížení základního kapitálu Společnosti, ani o nich nebylo rozhodnuto.

4.5. *Obchodní podíl Převodce.* Převodce je jediným vlastníkem Obchodního podílu. Obchodní podíl (jakož i jakákoli práva s ním související) je prostý jakýchkoli omezení, zajištění či zatížení všeho druhu, práv třetích osob či závazků vůči třetím osobám. Neexistují žádné opce nebo předkupní práva nebo jiná práva jakéhokoli druhu týkající se Obchodního podílu. Obchodní podíl není ohrožen exekucí správní či soudní, není ohrožen rozhodnutím o úpadku Převodce, zejména prohlášením konkursu nebo jiného rozhodnutí o způsobu řešení úpadku na jeho majetek, a není blokován předběžným opatřením nebo jiným obdobným rozhodnutím.

4.6. *Insolvence.* Společnost není v úpadku ani hrozícím úpadku, není předlužena ani v platební neschopnosti ani nesplňuje podmínky pro zjištění úpadku nebo hrozícího úpadku a Společnost nebyla předvolána k prohlášení o majetku, ani na Společnost nebyl podán insolvenční návrh.

4.7. *Závazek ke vkladu do Společnosti.* Žádná osoba nepřevzala závazek k novému vkladu do Společnosti.

4.8. *Tichý společník.* Společnost nemá a nikdy neměla tichého společníka.

4.9. *Vlastnictví aktiv.* Ke dni uzavření této Smlouvy je Společnost majitelem veškerého majetku zahrnutého v účetních dokladech. Žádná část majetku Společnosti není zatížena zástavním nebo zadržovacím právem nebo jinou formou zajištění ani jiným břemenem nebo právy třetích osob a neexistuje žádná dohoda ani závazek dát nebo zřídit cokoli z výše uvedeného.

4.10. *Citlivé předchozí transakce.* Společnost není stranou žádné transakce, podle níž nebo v jejímž důsledku by měl být nějaký majetek vlastněný nebo užívaný Společností převeden na jinou osobu.

4.11. *Dodržování právních předpisů.* Společnost, členové statutárních orgánů, zástupci nebo zaměstnanci se podle informací a podkladů nedopustili porušení žádného právního předpisu nebo rozhodnutí orgánu veřejné moci. Společnost splnila veškeré povinnosti týkající se zveřejňování a uveřejňování údajů a listin a zejména uložila řádně a včas své účetní závěrky a výroční zprávy do Sbírky listin obchodního rejstříku.

4.12. *Povolení a souhlasy.* Společnost má veškerá živnostenská oprávnění, povolení a souhlasy nezbytné k tomu, aby mohla vlastnit a provozovat svůj majetek a podnikat tak, jako k datu uzavření této Smlouvy, a není ničeho, co by mohlo mít za následek odvolání, pozastavení platnosti nebo změnu některého povolení nebo souhlasu nebo ohrozit jejich obnovení.

4.13. *Soudní a správní řízení.* Společnost není žalovanou stranou žádného soudního sporu nebo rozhodčího řízení a ani jí takové řízení nehrozí. Neexistuje žádná skutečnost, na jejímž základě by mohlo být zahájeno jakékoli soudní, správní nebo rozhodčí řízení proti Společnosti. Nebylo vydáno žádné pravomocné rozhodnutí ani neexistuje žádný exekuční titul, který by Společnosti ukládal povinnost vůči třetí osobě, kterou Společnost nesplnila.

4.14. ***Přesnost finančních výkazů.*** Účetnictví Společnosti bylo vedeno v souladu s účetními principy a v souladu s příslušnými ustanoveními zákonů a prováděcích předpisů upravujících vedení účetnictví. Účetnictví bylo sestaveno a vedeno průkazným a přiměřeným způsobem a věrně zobrazuje stav Společnosti.

4.15. ***Závazky Společnosti.*** Společnost neiniciovala žádné právní kroky, které vedly či mohly vést k tomu, že by Společnost ke dni podpisu této Smlouvy měla jakékoliv jiné závazky vůči jakýmkoliv třetím osobám (ať podle soukromého práva či práva veřejného), než závazky zachycené v účetnictví Společnosti nebo uvedené v této Smlouvě a za tuto skutečnost nese vůči Nabyvateli plnou odpovědnost.

4.16. ***Pohledávky Společnosti.*** Společnost nemá jakékoliv jiné pohledávky za jakýmikoliv třetími osobami (ať podle soukromého práva či práva veřejného), než pohledávky zachycené v účetní evidenci Společnosti nebo uvedené v této Smlouvě a za tuto skutečnost nese vůči Nabyvateli plnou odpovědnost. Převodce se zavazuje předat Nabyvateli veškeré dokumenty, podklady a informace vztahující se k pohledávkám Společnosti.

4.17. ***Účetní knihy a záznamy.*** Veškeré účty, knihy, hlavní účetní knihy a další finanční záznamy Společnosti jsou řádně vedené a věrně zobrazují skutečnosti, které je nutno podle českého práva zaznamenávat.

4.18. ***Ručení Společnosti.*** Společnost neručí za závazky jiné osoby či takové závazky jakkoli jinak nezajišťuje, ani majetek Společnosti jinak neslouží jako jakékoliv zajištění vůči jakýmkoliv jiným osobám.

4.19. ***Pasiva.*** Neexistuje žádné právo, opce, záruka, zatímní list, návrh, závazek, právo konverze, plán nebo jiná dohoda, které by měly za následek povinnost Společnosti buď vytvořit obchodní podíly nebo nabýt obchodní podíly, akcie nebo jiné cenné papíry. V účetnictví Společnosti jsou zahrnuty dostatečné opravné položky na splnění veškerých druhů závazků, včetně daní, příspěvků na zdravotní a důchodové pojištění a na příspěvky na státní politiku zaměstnanosti, jejichž splatnost nastala před uzavřením této Smlouvy. Veškeré závazky a dluhy Společnosti vůči třetím osobám jsou průkazně zachyceny v účetnictví. Společnost zaplatila veškeré své daňové povinnosti a splnila veškeré smluvní závazky splatné do dne uzavření Smlouvy.

4.20. ***Smlouvy.*** Společnost není stranou žádné smlouvy, ujednání nebo závazku a ani neučinila žádný návrh smlouvy určený k akceptaci jednostranným úkonem. Společnost nemá jakýkoli závazek, ať peněžitý či nepeněžitý, a to ani za společníkem ani za jakoukoli jinou osobou.

4.21. ***Daňová přiznání.*** Společnost správně a řádně předložila příslušnému správci daně veškeré nezbytné informace, oznámení, účetní doklady, výkazy, zprávy a přiznání, a všechny tyto dokumenty a informace jsou ve všech podstatných ohledech pravdivé a přesné, a neprobíhá v souvislosti s nimi žádný spor, ani žádný spor v této oblasti nehrozí.

4.22. ***Daňové povinnosti.*** Byly řádně zaplaceny veškeré daně či jiné obdobné povinné dávky jakékoli povahy, v České republice i jinde, za které nebo za jejichž zúčtování nese Společnost odpovědnost, a Společnost provedla veškeré odpočty a srážky, které měly být provedeny, a splnila své daňové a jiné obdobné povinnosti.

4.23. ***Pokuty a penále.*** Společnost není povinna zaplatit, ani zde nejsou žádné objektivně zjistitelné okolnosti nasvědčující tomu, že by Společnost měla platit jakékoli pokuty, poplatky, nedoplatky nebo penále správci daně nebo jiným orgánům veřejné moci.

4.24. ***Kontrola.*** Ke dni uzavření této Smlouvy není Společnost předmětem žádné kontroly ze strany správce daně ani jiného orgánu, v jehož působnosti je výběr povinných odvodů.

4.25. ***Převod Obchodního podílu.*** Společnost neučinila žádné jednání, kterým by způsobila neplatnost převodu Obchodního podílu podle této Smlouvy, anebo které by tento převod mohlo ohrozit či zpochybnit. Dále Převodce tímto prohlašuje a zavazuje se Nabyvateli, že na základě převodu Obchodního podílu v souladu s touto Smlouvou se Nabyvatel stane vlastníkem Obchodního podílu a společníkem Společnosti majícím nárok na podíl na zisku Společnosti.

4.26. ***Další závazky.*** Převodce se tímto zavazuje uhradit v plné výši veškeré dluhy a závazky Společnosti vzniklé do zápisu převodu Obchodního podílu na Nabyvatele do obchodního rejstříku.

4.27. ***Náhrada škody.*** Vznikne-li kterékoliv Straně v důsledku porušení záruk a závazných prohlášení Strany obsažených v tomto čl. 4 této Smlouvy škoda, bude poškozená Strana oprávněna žádat náhradu takové škody.

4.28. ***Odstoupení od Smlouvy.*** Pokud Převodce prokazatelně poskytne Nabyvateli nepravdivé ujištění nebo nesplní-li jakýkoli svůj závazek dle tohoto čl. 4 této Smlouvy, ujednávají si Strany, že v takovém případě je Nabyvatel oprávněn od této Smlouvy jednostranně písemně odstoupit. Účinky odstoupení od této Smlouvy nastávají dnem doručení písemného oznámení o odstoupení od Smlouvy druhé smluvní straně. Odstoupením se tato Smlouva ruší a Strany jsou povinny vrátit si vzájemně veškerá již poskytnutá plnění a vzájemně se vypořádat podle zásad o bezdůvodném obohacení s tím, že není dotčeno právo Stran dle čl. 4.27 této Smlouvy výše.

5. ZÁVĚREČNÁ USTANOVENÍ

5.1. ***Rozhodné právo.*** Tato Smlouva a práva a závazky Stran z ní vyplývající se řídí právním řádem České republiky.

5.2. ***Přistoupení ke společenské smlouvě Společnosti.*** Nabyvatel prohlašuje, že na základě této Smlouvy bezvýhradně přistupuje ke společenské smlouvě Společnosti.

5.3. ***Souhlas Nabyvatele se zápisem do obchodního rejstříku.*** Podpisem této Smlouvy vyslovuje Nabyvatel současně souhlas se svým zápisem do obchodního rejstříku jako společníka Společnosti.

5.4. ***Hrazení nákladů.*** Veškeré náklady a výdaje související s touto Smlouvou, včetně poplatku za úřední ověření podpisů na této Smlouvě a kolkové známky nezbytné pro zápis do obchodního rejstříku hradí Nabyvatel.

5.5. ***Změna Smlouvy.*** Tato Smlouva může být doplňována či měněna výhradně písemnými číslovanými dodatky, podepsanými oběma Stranami, přičemž podpisy musí být úředně ověřeny.

5.6. ***Částečná neplatnost.*** Pokud některé ustanovení této Smlouvy bude neplatné, nezákonné nebo nevynutitelné, pak takové ustanovení nebude znamenat neplatnost, nezákonnost nebo nevynutitelnost celé Smlouvy. Strany se zavazují nahradit takové neplatné, nezákonné nebo nevynutitelné ustanovení novým ustanovením, které bude svým obsahem a účelem co nejbližší obsahu a účelu neplatného a/nebo nevynutitelného ustanovení a původnímu úmyslu Stran.

5.7. ***Stejnopisy.*** Tato Smlouva se vyhotovuje ve 4 (čtyřech) stejnopisech v českém jazyce, přičemž každá ze Stran obdrží 1 (jedno) vyhotovení, 1 (jedno) vyhotovení je určeno pro účely zápisu změny společníka Společnosti v obchodním rejstříku a 1 (jedno) vyhotovení bude doručeno Společnosti.

5.8. ***Prohlášení Stran.*** Strany souhlasí se všemi ujednáními v této Smlouvě a zamýšlejí docílit

výsledků touto Smlouvou upravených. Žádná ze Stran není slabší stranou ve smyslu příslušných ustanovení zákona č. 89/2012 Sb., občanský zákoník. Strany prohlašují, že si tuto Smlouvu před podpisem přečetly, rozumí jejímu obsahu a bez výhrad s ním souhlasí, že nebyla uzavřena v tísni či za nápadně nevýhodných podmínek a že ji uzavřely ze své pravé, vážné a svobodné vůle prosté omylu.

Příloha č. 1 – Dohoda o kupní ceně Obchodního podílu

V Praze dne 1. dubna 2021

SAMBULAR LOGISTICS a.s.
Karel Cvejn
člen správní rady

V Praze dne 1. dubna 2021

EURO DOT LOGISTICS a.s.
Ing. David Štýbr
člen správní rady

Potvrzení o převzetí smlouvy o převodu obchodního podílu společností:

Společnost **EUROLOAD CZ s.r.o.**, sídlem Maltézské nám. 537/4, Malá Strana, 118 00 Praha 1, IČO: 288 99 296, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, pod sp. zn. C 151900, tímto potvrzuje převzetí smlouvy o převodu obchodního podílu ze dne 1. dubna 2021 uzavřené mezi společností SAMBULAR LOGISTICS a.s., IČO: 246 70 936, jako převodcem a společností EURO DOT LOGISTICS a.s., IČO: 106 84 093, jako nabyvatelem.

V Praze, dne 1. dubna 2021

EUROLOAD CZ s.r.o.,
Karel Cvejn
jednatel

OVĚŘENÍ - LEGALIZACE
Běžná čísla ověřovací knihy O III 755 a 761/2021--
---------Ověřuji, že níže uvedené osoby:---------
Karel Cvejn, nar. 11.05.1977,--------------------
bydliště Nálepkova 295, Děčín IX-Bynov, Děčín,----
Ing. David Štýbr, nar. 14.05.1982,---------------
bydliště Korunní 2569/108g, Vinohrady, Praha 10,--
tuto listinu přede mnou vlastnoručně podepsaly.---
Totožnost uvedených osob byla prokázána.---------
V Praze dne 01.04.2021

Kateřina Vítková
notářská tajemnice
pověřená Mgr. Martinem Říhou
notářem v Praze

MINUTES OF FIRST MEETING OF BOARD OF DIRECTORS

EURO DOT, Inc.

The meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	March 30, 2021
Time:	7:30 AM
Place:	5830 East Second Street Casper, WY 82609
	Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr
David Zich

Upon motion duly made, and approved, it was:

RESOLVED that the Corporation approved and authorized the assignment and ownership of EURO DOT Logistics a.s., a corporation duly formed in the Czech Republic, from David Stybr.

RESOLVED that the Corporation approved and authorized that EURO DOT Logistics a.s. shall consolidate all activities in the European sector[1], including to manage the affairs of various option[s] and licensing agreements in the present and which may be acquired or appropriated in the future.

RESOLVED that the Corporation approved and authorized the assignment and ownership of VECTOR Power Works, s.r.o, a corporation formed in Czech Republic, from David Stybr.

[1] European sector represents 44 countries in Europe today, as declared by the United Nations.

MINUTES OF MEETING OF
BOARD OF DIRECTORS
March 30, 2021

RESOLVED that the Corporation approved and authorized that all the issued and outstanding common stock of VECTOR Power Works, Inc. (USA) be transfer to VECTOR Power Works, s.r.o and to operate as a wholly owned subsidiary of VECTOR Power Works, s.r.o.

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr
President

/ss/ David Zich

David Zich
Assistant Secretary

MINUTES OF MEETING OF BOARD OF DIRECTORS

EURO DOT, Inc.

First meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	April 22, 2021
Time:	1:30 PM
Place:	5830 East Second Street Casper, WY 82609

Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr
Karel Cvejn
Justin Mathews
Ales Kudrna
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

RESOLVED that the Corporation authorized and approved the Compensation Accord ("CA") with David Stybr, to wit: Mr. Stybr shall provide all the labor necessary to support the Corporation's activities. Under the terms of the CA, Mr. Stybr does not receive a salary until the Corporation successfully completes the proposed public offering of common stock under the SEC provisions pursuant to Regulation A. Upon the completion of the proposed public offering, Mr. Stybr shall receive a salary of $175,000 per annum.

RESOLVED that the Corporation amends by Corporate Declaration that the execution of Assignment and Contingency Agreement, dated March 18,2021, has been modified, as stated, in part: This Corporation shall retain the exclusive right and privilege to acquire Sambular Logistics a.s of Praha 1, Mala Strana, Czech Republic, for $7,000,000, of which $2,900,000 shall be payable on September 1, 2021

and the balance of $4,100,000 payable on or before March 31, 2022. Upon payment of $2,900,000, the Corporation shall take full control of Sambular a.s., except for certain assets, which shall remain in the personal control of David Stybr, valued at $452,000 and merged into its subsidiary, EURO DOT LOGISTICS a.s. *Attached – Sambular Logistics a.s. Purchase Agreement.*

RESOLVED that the Corporation authorized and approved the Compensation Accord ("CA") with Karel Cvejn , to wit: Under the terms of the CA, Mr. Cvejn does not receive a salary until the Corporation successfully completes the proposed public offering of common stock under the SEC provisions pursuant to Regulation A. Upon the completion of the proposed public offering, Mr. Cvejn shall receive a salary of $96,000 per annum.

RESOLVED that the Corporation authorized and approved Compensation Accord ("CA") with Justin Mathews, to wit: Under the terms of the CA, Mr. Mathews does not receive a salary until the Corporation successfully completes the proposed public offering of common stock under the SEC provisions pursuant to Regulation A. Upon the completion of the proposed public offering, Mr. Mathews shall receive a salary of $80,000 per annum.

RESOLVED that the Corporation authorized and approved Compensation Accord ("CA") with Ales Kudrna, to wit: Under the terms of the CA, Mr. Kudrna does not receive a salary until the Corporation successfully completes the proposed public offering of common stock under the SEC provisions pursuant to Regulation A. Upon the completion of the proposed public offering, Mr. Kudrna shall receive a salary of $40,000 per annum.

RESOLVED that the Corporation authorized and approved Compensation Accord ("CA") with David Zich, to wit: Under the terms of the CA, Mr. Zich does not receive a salary until the Corporation successfully completes the proposed public offering of common stock under the SEC provisions pursuant to Regulation A. Upon the completion of the proposed public offering, Mr. Zich shall receive a salary of $40,000 per annum.

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr
President

/ss/ David Zich

David Zich
Assistant Secretary

/ss/ Karel Cvejn

Karel Cvejn

/ss/ Justin Mathews

Justin Mathews

/ss/ Ales Kudrna

Ales Kudrna

MINUTES OF SPECIAL MEETING OF BOARD OF DIRECTORS

EURO DOT, Inc.

Special meeting of the Board of Directors of the above-named Corporation was held on the:

Date: April 26, 2021
Time: 7:30 AM
Place: 5830 East Second Street
Casper, WY 82609

Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr
Karel Cvejn
Justin Mathews
Ales Kudrna
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

RESOLVED that the Corporation authorized the Offering Circular, dated April 26, 2021, subject to final review upon the EDGAR proof prior to filing with the SEC, which includes a change in the offering price of the Regulation A submission to $5.00 per shares from $2.00 per shares.

Master Draft is made part of the minutes.

RESOLVED the Corporation authorizes Mr. Stybr to execute and make available as part of the Officering Circular as stated herein, Form 1-A under the regulations of the Offering Statement under the Securities Act of 1933, as amended.

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr
President

/ss/ David Zich

David Zich
Assistant Secretary

/ss/ Karel Cvejn

Karel Cvejn

/ss/ Justin Mathews

Justin Mathews

/ss/ Ales Kudrna

Ales Kudrna

MINUTES OF MEETING OF BOARD OF DIRECTORS

EURO DOT, Inc.

First meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	May 11, 2021
Time:	2:00 PM
Place:	5830 East Second Street Casper, WY 82609
	Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr
Karel Cvejn
Justin Mathews
Ales Kudrna
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

The meeting was call after a series of discussion since the receipt of the unaudited consolidated financial statements for the period ending March 31, 2021 and the inclusion of the letter dated April 23, 2021. At issue is whether the proforma results should be included.

In the course of our review, we have determined that the following statements are appropriate and the proforma financial declarations are necessary and requires inclusion in the Offering Circular.

> The Proforma Financial Statements, Statement of Operations, Statement of Cash Flow and supporting notes for the period ending March 31, 2021 are submitted under Regulation G – Condition for Use of Non-GAAP Measures, as declared by the Securities and Exchange Commission. Without the Proforma Financial Statements and related notes, we believe that the unaudited financial results for the period ending March 31, 2021 as reported under the GAAP accounting agenda are inaccurate and does not reveal a complete financial affirmation of Euro Dot, Inc.
>
> Additionally, we are an emerging growth Company as defined in the Jumpstart Our Business Startups Act of 2012, and the reporting rules set forth under the Exchange Act,

and respectfully take advantage of certain exemptions from various reporting requirements that are applicable to other Exchange Act reporting companies that are not "emerging growth companies", including but not limited to: (1) being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act; (2) taking advantage of extensions of time to comply with certain new or revised financial accounting standards; (3) being permitted to comply with counsel attestation declarations; (4) being permitted to comply with reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and (5) other exemptions.

By unanimous vote, the reason for inclusion of the proposed Offering Circular are: (1) When the original agreement to acquire Sambular Logistics a.s. the global and especially the Central Europe economies were in freefall due to the Covid-19 pandemic. Commerce on all levels had materially contracted by at least 35% and the freight forwarding services, as a whole, had declined by even a faster rate. Prior to the pandemic, freight forwarding companies had experienced robust growth and businesses like Sambular Logistics a,s. were worth at least twice the price with have an option for. In fact, the option can be sold for at least $1.5 million profit and as the pandemic completely subsides, can be worth three times as much. As vaccines contain the virus, overall economics may be back to normal sooner, adding more value to our Corporation. And (2) These unintended consequences have caused the issue of the proforma financial statements a disclosure matter that must be included in our Offering Circular.

Accordingly, it is RESOLVED that the Corporation approves and authorizes the presentment in the Regulation A filing with the SEC of the unaudited Consolidated Financial Statements, Statement of Operations, Statement of Cash Flow and supporting notes for the period ending March 31, 2021 and to include Proforma Financial Statements and supporting notes for the same period. *The prepared financial statements are made part of the record.*

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

David Stybr
President

/ss/ David Zich

David Zich
Assistant Secretary

/ss/ Karel Cvejn

Karel Cvejn

/ss/ Justin Mathews

Justin Mathews

/ss/ Ales Kudrna

Ales Kudrna

MINUTES OF MEETING OF
BOARD OF DIRECTORS

EURO DOT, Inc.

First meeting of the Board of Directors of the above-named Corporation was held on the:

Date:	May 20, 2021
Time:	6:30 AM
Place:	5830 East Second Street Casper, WY 82609
	Including telecommunications.

The following Directors were present by teleconference, constituting a quorum:

David Stybr
Karel Cvejn
Justin Mathews
Ales Kudrna
David Zich

Upon motion duly made, and approved by majority shareholder, David Stybr, it was:

RESOLVED that the Corporation authorized the General Service Agreement between EURO DOT LOGISTICS a.s. and Livento Group, LLC, ("Livento"), which represents a non-arm's length advisory and management contract to encompass a three-phase agreement to evaluate and execute the business model of EURO DOT Investment Bankers & Company. Under Phase One, Livento shall appraise the EDIB program to sell and manage a vested interest portfolio of commercial rolling stock as the primary asset. The value of the contract under Phase One has a value of $50,000 with the study's submission due in 5-months. Upon acceptance of the study, the Company can, at its option, agree to Phase Two, a cost-plus contract as exclusive consultants to procure federal and state licensing, permits and to establish ten site locations. The two-year contract is valued at $150,000 per year plus accountable expenses at all levels of assessment. The Company can, at its option, agree to Phase Three, which entailed the overseeing administrative operations under a two-year

contract valued at $180,000. It is noted that David Stybr, controlling shareholder, President and Director of the Corporation maintains a personal stake in Livento.

RESOLVED that the Corporation authorized for EDGAR presentation as the definitive proof of the Offering Circular under Regulation A, an exemption from registration for public offering as a Tier 1 filing to offer up to $15 million of $20 million allocated in a 12-month period. In this instance, the Corporation is authorized to a $5,000,000 offering amount for 1,000,000 Shares of Common Stock at $5.00 per share, and 1,000,000 warrants exercisable at $10.00 per share of Common Stock, presented as a unit: $5.00 per one common stock and one warrant offered as One Unit.

It is noted that the EDGAR, the Electronic Data Gathering, Analysis, and Retrieval system, performs automated collection, validation, indexing, acceptance, and forwarding of submissions by companies and others who are required by law to file forms with the U.S. Securities and Exchange Commission (SEC).

THERE ARE NO FURTHER business to come before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

/ss/ David Stybr

____

David Stybr
President

/ss/ David Zich

____

David Zich
Assistant Secretary

/ss/ Karel Cvejn

____
Karel Cvejn

/ss/ Justin Mathews

____
Justin Mathews

/ss/ Ales Kudrna

____
Ales Kudrna